Other Financial Items (Tables)	6 Months Ended
Jun. 30, 2017
Other Income and Expenses [Abstract]
Schedule of Other Financial Items
Other financial items comprise of the following:

(in thousands of $)	Six months ended June 30,
	2017	2016
Mark-to-market adjustment for interest rate swap derivatives	(603)	(29,390)
Interest expense on undesignated interest rate swaps	(2,706)	(5,741)
Mark-to-market adjustment for equity derivatives	(4,323)	3,362
Impairment of loan *	—	(7,627)
Financing arrangement fees and other costs	(239)	(75)
Amortization of debt guarantee	846	—
Others	(903)	(1,410)
	(7,928)	(40,881)

* In the prior six months ended June 30, 2016, we recognized an impairment charge of $7.6 million against the loan receivable from Douglas Channel LNG Assets Partnership, pursuant the announcement of a negative FID on the related project.